UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2015

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 8, 2015. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of John P. Abizaid, Bruce A. Carbonari, Jenniffer D. Deckard, Salvatore D. Fazzolari, and Thomas S. Gross as Directors of the Company. The nominees were elected as Directors with the following votes:

John P. Abizaid

For	101,741,390
Withheld	1,151,963
Broker non-votes	16,025,101

Bruce A. Carbonari

For	101,219,570
Withheld	1,673,783
Broker non-votes	16,025,101

Jenniffer D. Deckard

For	96,504,773
Withheld	6,388,580
Broker non-votes	16,025,101

Salvatore D. Fazzolari

For	101,795,067
Withheld	1,098,286
Broker non-votes	16,025,101

Thomas S. Gross

For	101,459,600
Withheld	1,433,753
Broker non-votes	16,025,101

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: David A. Daberko, Craig S. Morford, Frederick R. Nance, Charles A. Ratner, Frank C. Sullivan, Thomas C. Sullivan, William B. Summers, Jr., and Dr. Jerry Sue Thornton.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	98,580,389
Against	2,955,516
Abstain	1,357,448
Broker non-votes	16,025,101

(iii) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2016 was approved with the following votes:

For	117,450,200
Against	924,171
Abstain	544,083
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 8, 2015.

Item 8.01.	Other Events.

On October 8, 2015, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 8, 2015, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 14, 2015

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company, dated October 8, 2015, announcing a dividend increase.